                                                                     EXHIBIT 4.1

                            [LOGO OF CB COMMERCIAL]

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




   COMMON STOCK                                         COMMON STOCK

THIS CERTIFICATE IS                          SEE REVERSE FOR CERTAIN DEFINITIONS
TRANSFERABLE IN THE                          AND A STATEMENT AS TO THE RIGHTS,
CITY OF NEW YORK, NEW YORK                   PREFERENCES AND PRIVILEGES AND
                                             RESTRICTIONS OF SHARES

                                                      CUSIP 12479F 10 3

This Certifies That:


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
    This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    [SEAL]

         /s/ ^^                               /s/ ^^
             SECRETARY                            CHAIRMAN OF THE BOARD




COUNTERSIGNED AND REGISTERED:
          THE BANK OF NEW YORK
          (NEW YORK, NEW YORK)   TRANSFER AGENT
                                  AND REGISTRAR
BY

                           AUTHORIZED SIGNATURE

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                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued Preferred Stock.

     A statement of rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of stock and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT-________ Custodian _______
                                                                         (Cust)            (Minor)
     TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors

     JT TEN  - as joint tenants with right of                          Act ________________
               survivorship and not as tenants                                 (State)
               in common

    Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

    Please insert social security or other
       identifying number of assignee

   [_______________________________________]


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

                                 _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE GUARANTEED:  _______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.